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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2002

                                ----------------

                          PRUCO LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

           Arizona                      33-37587               22-1944557
 (State or other jurisdiction      (Commission File         (I.R.S. Employer
      of incorporation)                  Number)           Identification No.)


                              213 Washington Street
                            Newark, New Jersey 07102
              (Address of principal executive offices and zip code)

                                 (973) 802-3274
              (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure.

                  On November 14, 2002, the Company filed with the SEC its Quarterly Report on Form 10-Q for the period ended September 30, 2002, accompanied by the certifications of Vivian Banta and William J. Eckert, IV, its Chief Executive Officer and its Chief Accounting Officer, respectively, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Company is furnishing copies of these certifications as Exhibits 99.1 and 99.2 hereto.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002                  Pruco Life Insurance Company

                                         By: /s/ William J. Eckert, IV
                                         ---------------------------------------
                                         Name: William J. Eckert, IV
                                         Title: Chief Accounting Officer
                                        (Principal Accounting Officer)


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                                  Exhibit Index

Exhibit
No.                                     Description
----------        --------------------------------------------------------------
99.1              Certification of Chief Executive Officer required pursuant to
                  18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Chief Accounting Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
                  906 of the Sarbanes-Oxley Act of 2002.







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